AMERICAN FILTRONA CORPORATION

                            SUPPLEMENTAL BENEFIT PLAN



                             AS AMENDED AND RESTATED
                            EFFECTIVE JANUARY 1, 1994


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                          American Filtrona Corporation
                            Supplemental Benefit Plan
                As Amended and Restated Effective January 1, 1994







                                TABLE OF CONTENTS

                                                                 Page

         INTRODUCTION...........................................  1

         ARTICLE I  DEFINITIONS

           1.01.    Actuarial Equivalent........................  2
           1.02.    Affiliate...................................  2
           1.03.    Beneficiary.................................  2
           1.04.    Board.......................................  2
           1.05.    Change in Control...........................  2
           1.06.    Code........................................  3
           1.07.    Committee...................................  3
           1.08.    Control Change Date.........................  3
           1.09.    Corporation.................................  3
           1.10.    Disability or Disabled......................  3
           1.11.    Eligible Employee...........................  3
           1.12.    Participant.................................  3
           1.13.    Plan........................................  3
           1.14.    Qualified Preretirement Survivor Annuity....  3
           1.15.    Retirement and Retire.......................  4
           1.16.    Retirement Plan.............................  4
           1.17.    Surviving Spouse or Spouse..................  4


         ARTICLE II  PARTICIPATION..............................  5


         ARTICLE III  BENEFITS

                  3.01.    Amount of Benefit....................  6
                  3.02.    Timing and Form of Payment...........  7
                  3.03.    Disability...........................  7
                  3.04.    Death Benefits.......................  7


         ARTICLE IV  GUARANTEES.................................  8



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                          American Filtrona Corporation
                            Supplemental Benefit Plan
                As Amended and Restated Effective January 1, 1994







                                TABLE OF CONTENTS

                                                               Page


         ARTICLE V  TERMINATION OF EMPLOYMENT

                  5.01.    No Guarantee of Employment........... 9
                  5.02.    Termination of Employment............ 9
                  5.03.    Change in Control.................... 9
                  5.04.    Reemployment.........................10


         ARTICLE VI  TERMINATION, AMENDMENT OR
                   MODIFICATION OF PLAN

                  6.01.    Amendment or Termination.............11
                  6.02.    Notice Requirement...................11
                  6.03.    Limitation on Amendment,
                              Termination, etc................. 11
                  6.04.    Effect of Plan Termination.......... 12


         ARTICLE VII  OTHER BENEFITS AND AGREEMENTS...........  13


         ARTICLE VIII  RESTRICTIONS ON TRANSFER OF BENEFITS...  14


         ARTICLE IX  ADMINISTRATION OF THE PLAN

                  9.01.    The Committee......................  15
                  9.02.    Indemnification of the Committee...  15
                  9.03.    Powers of the Committee............  15
                  9.04.    Information........................  15


         ARTICLE X  MISCELLANEOUS

                  10.01. Binding Nature.......................  16
                  10.02. Governing Law........................  16
                  10.03. Use of Masculine and Feminine;
                              Singular and Plural.............  16


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                          American Filtrona Corporation
                            Supplemental Benefit Plan
                As Amended and Restated Effective January 1, 1994







                                TABLE OF CONTENTS

                                                          Page


       ARTICLE XI  ADOPTION..............................  17


       EXHIBIT I  PARTICIPATION LIST.......................18



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                          American Filtrona Corporation
                            Supplemental Benefit Plan
                As Amended and Restated Effective January 1, 1994



                                  INTRODUCTION


             The Board of Directors of American Filtrona Corporation adopted the Supplemental Benefit Plan effective January 1, 1991. The Board determined that the adoption of the Plan would assist it in attracting and retaining those employees whose judgment, abilities and experience will contribute to its continued progress. The purpose of the Plan is to supplement the retirement benefits payable under the Corporation's tax-qualified plans to those key employees selected to participate. Effective January 1, 1994, the Plan is amended to provide a benefit for those employees whose benefits under the Corporation's Retirement Plan are limited by the application of section 401(a)(17) of the Code and who are selected by the Committee to participate in the Plan.

             The Plan is intended to be unfunded and maintained primarily for the purpose of providing deferred compensation for a "select group of management or highly compensated employees" (as such phrase is used in the Employee Retirement Income Security Act of 1974). The Plan must be administered and construed in a manner that is consistent with that intent.



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                          American Filtrona Corporation
                            Supplemental Benefit Plan
                As Amended and Restated Effective January 1, 1994



                                    ARTICLE I

                                   DEFINITIONS


             The following phrases or terms have the indicated meanings:

1.01. ACTUARIAL EQUIVALENT means a benefit of equivalent value based on the factors and assumptions employed in determining actuarial equivalencies to the normal form of benefit under the Retirement Plan.

1.02. AFFILIATE means (i) any entity that is a member of a controlled group of corporations as defined in Code section 1563(a), determined without regard to Code sections 1563(a)(4) and 1563(e)(3)(c), of which the Corporation is a member according to Code section 414(b); (ii) an unincorporated trade or business that is under common control with the Corporation as determined according to Code section 414(c); or (iii) a member of an affiliated service group of which the Corporation is a member according to Code section 414(m).

1.03. BENEFICIARY means the person, persons, entity, entities or the estate of a Participant, which in accordance with the provisions of the Retirement Plan, is entitled to receive benefits under the Retirement Plan on account of the Participant's death.

1.04. BOARD means the Board of Directors of American Filtrona Corporation.

1.05. CHANGE IN CONTROL means the occurrence of any of the following events: (i) any person, including a "group" as defined in Section 13(d)(3) of the Securities Exchange Act of 1934 becomes the record or beneficial owner of Corporation securities having 20% or more of the combined voting power of the then outstanding Corporation securities that may be cast for the election of the Corporation's directors (other than as a result of an issuance of securities initiated by the Corporation, or open market purchases approved by the Board, as long as the majority of the Board approving the purchases is also the majority at the time the purchases are made); (ii) as the direct or indirect result of, or in connection with, a cash tender or exchange offer, a merger or other business combination, a sale of assets, a contested election, or any combination of these transactions, the persons who were directors of the Corporation before such transactions cease to constitute a majority of the Board, or any successor's board, within two years of the last of such transactions; or (iii) with


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                          American Filtrona Corporation
                            Supplemental Benefit Plan
                As Amended and Restated Effective January 1, 1994



respect to a particular Participant, an event occurs with respect to the employer that employs that Participant such that, after the event, the employer is no longer an Affiliate of the Corporation.

1.06.  CODE means the Internal Revenue Code of 1986, as amended.

1.07. COMMITTEE means the Executive Compensation Committee of the Board which shall, in accordance with the provisions of Article IX hereof, be responsible for the management and administration of the Plan.

1.08. CONTROL CHANGE DATE means the date on which a Change in Control event occurs. If a Change in Control occurs on account of a series of transactions, the Control Change Date is the date of the last of such transactions.

1.09.  CORPORATION means American Filtrona Corporation.

1.10. DISABILITY or DISABLED shall have the same meanings such terms have under the Retirement Plan.

1.11. ELIGIBLE EMPLOYEE means an individual who (i) is employed by the Corporation or an Affiliate; (ii) is a member of management or is a highly compensated employee; and (iii) with respect to eligibility for benefits under Plan section 3.01(b), whose Retirement Plan benefits are limited by Code section 401(a)(17).

1.12. PARTICIPANT means an Eligible Employee who is designated by the Committee to participate in the Plan in accordance with Article II. An individual shall remain a Participant only so long as the individual remains an Eligible Employee and his designation as a Participant has not been revoked or rescinded.

1.13.  PLAN means the American Filtrona Corporation Supplemental Benefit Plan.

1.14. QUALIFIED PRERETIREMENT SURVIVOR ANNUITY means the monthly benefit payable to the Surviving Spouse, if any, on the death of a Participant prior to the first day of the first month for which a benefit is payable under the Plan and in the form described in the Retirement Plan.



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                          American Filtrona Corporation
                            Supplemental Benefit Plan
                As Amended and Restated Effective January 1, 1994



1.15. RETIREMENT and RETIRE mean severance from employment with the Corporation or an Affiliate on or after becoming eligible for early, normal or postponed retirement under the Retirement Plan; except as provided in Article V of the Plan.

1.16.  RETIREMENT PLAN means the American Filtrona Corporation Retirement Plan.

1.17. SURVIVING SPOUSE or SPOUSE means the person to whom the Participant was legally married on his Retirement or death, if earlier.



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                          American Filtrona Corporation
                            Supplemental Benefit Plan
                As Amended and Restated Effective January 1, 1994



                                   ARTICLE II

                                  PARTICIPATION


             An Eligible Employee who is designated to participate in the Plan by the Committee shall become a Participant in the Plan as of the date specified by the Committee. At the time an Eligible Employee is designated to participate in the Plan, the Committee also will determine the amount payable to such Participant pursuant to Plan section 3.01(a) as reflected on Exhibit I to the Plan, if applicable. A Participant shall continue to participate until such date as the Committee may declare he is no longer a Participant or until the date that he is no longer an Eligible Employee.



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                          American Filtrona Corporation
                            Supplemental Benefit Plan
                As Amended and Restated Effective January 1, 1994



                                   ARTICLE III

                                    BENEFITS


3.01.        AMOUNT OF BENEFIT

             (a) Upon Retirement, any Participant who is listed on Exhibit I shall be entitled to a monthly Retirement benefit equal to one-twelfth of the amount set forth on the attached Exhibit I, payable as an annuity for the Participant's lifetime with a guarantee of 120 monthly payments to the Participant or his Beneficiary.

             (b) In addition to the amount described in subsection (a), a Participant shall be entitled upon Retirement to a monthly Retirement benefit payable as an annuity for the Participant's lifetime with a guarantee of 120 monthly payments to the Participant or his Beneficiary and which is equal to the difference between (i) and (ii) below where:

                      (i) equals the benefit that would have been payable to the
             Participant under the Retirement Plan, but for the limits set forth in Code section 401(a)(17) and 415, if applicable, and

                      (ii) equals the benefit that the  Participant  is entitled to receive under the Retirement Plan.

             (c) For a Participant who Retires with less than twenty years of credited service, the amount specified in Exhibit I shall be multiplied by a fraction, the numerator of which is his years of credited service as of his Retirement date and the denominator of which is the greater of twenty or the years of credited service he would have completed had he remained in the employ of the Corporation or an Affiliate until his normal retirement date (as that term is defined in the Retirement Plan). For a Participant who was employed by the Corporation or an Affiliate on December 31, 1988, and who retires with less than fifteen years of credited service, the fraction in the previous sentence shall be determined by substituting "fifteen" for "twenty" in the denominator.

             (d) For purposes of this Article III, a Participant's "credited service" shall be determined in the same manner as such service is determined under the Retirement Plan.



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                          American Filtrona Corporation
                            Supplemental Benefit Plan
                As Amended and Restated Effective January 1, 1994



3.02.        TIMING AND FORM OF PAYMENT

             The payment of any benefit under this Article shall begin as of the same date that the Participant's retirement benefit under the Retirement Plan is scheduled to commence. The benefit payable under this Article shall be computed and paid in the same form as the Participant's retirement benefit under the Retirement Plan. Benefits not payable in the normal form of benefit specified in Plan section 3.01(a) or (b) or commencing prior to what would have been the Participant's normal retirement date under the Retirement Plan, must be the Actuarial Equivalent of the normal form of benefit and reduced to reflect early commencement based on the factors and assumptions employed under the Retirement Plan. Benefits payable upon postponed retirement will be increased on an Actuarially Equivalent basis, using the factors employed under the Retirement Plan.

3.03.        DISABILITY

             If a Participant becomes Disabled prior to his Retirement and during his employment with the Corporation or an Affiliate, he shall be entitled to receive a benefit calculated and paid in the same manner as set forth in Plan sections 3.01 and 3.02. Such benefit shall be payable at what would have been the Participant's normal retirement date under the Retirement Plan.

3.04.        DEATH BENEFITS

             (a) If a Participant dies prior to Retirement, and if he has attained a vested or nonforfeitable interest in his Retirement Plan benefit, the Participant's Surviving Spouse will be entitled to receive a Qualified
Preretirement Survivor Annuity commencing on what would have been the Participant's earliest retirement age under the Retirement Plan. The amount of the Qualified Preretirement Survivor Annuity will be calculated as set forth in Plan section 3.01 and 3.02 and based on the years of credited service earned by the Participant as of his death. At its discretion, the Committee may pay to the Surviving Spouse, in a single lump sum payment, the Actuarial Equivalent value (based on the appropriate factors specified in the Retirement Plan for lump sum payments) of the Participant's Plan benefit.

             (b) If a Participant dies after benefit payments begin under the Plan, benefits will be paid in accordance with the form of payment elected by the Participant under the terms of the Retirement Plan.



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                          American Filtrona Corporation
                            Supplemental Benefit Plan
                As Amended and Restated Effective January 1, 1994



                                   ARTICLE IV

                                   GUARANTEES


             American Filtrona Corporation and any Affiliate participating in the Plan have only a contractual obligation to pay the benefits described in
Article III. All benefits are to be satisfied solely out of the general corporate assets of the Corporation or the appropriate Affiliate which shall remain subject to the claims of its creditors. No assets of the Corporation or a participating Affiliate will be segregated or committed to the satisfaction of its obligations to any Participant or Beneficiary under this Plan. If the Corporation, in its sole discretion, elects to purchase life insurance on the life of a Participant in connection with the Plan, the Participant must submit to a physical examination, if required by the insurer, and otherwise cooperate in the issuance of such policy or his rights under the Plan will be forfeited.



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                          American Filtrona Corporation
                            Supplemental Benefit Plan
                As Amended and Restated Effective January 1, 1994



                                    ARTICLE V

                            TERMINATION OF EMPLOYMENT


5.01.        NO GUARANTEE OF EMPLOYMENT

             The Plan does not in any way limit the right of the Corporation or an Affiliate at any time and for any reason to terminate the Participant's employment or such Participant's status as an Eligible Employee. In no event shall the Plan, by its terms or by implication, constitute an employment contract of any nature whatsoever between the Corporation or an Affiliate and a Participant.

5.02.        TERMINATION OF EMPLOYMENT

             A Participant who ceases to be an Eligible Employee or whose employment with the Corporation and its Affiliates is terminated either with or without cause, for reasons other than death, Retirement or Disability shall immediately cease to be a Participant under this Plan and shall forfeit all rights under this Plan. Further, in no event shall an individual who was a Participant but is not a Participant at the time of such individual's death, Retirement or Disability, be entitled to any benefit under the Plan. A Participant on authorized leave of absence from the Corporation shall not be deemed to have terminated employment or lost his status as an Eligible Employee for the duration of such leave of absence.

5.03.        CHANGE IN CONTROL

             Notwithstanding any contrary Plan provision, in the event the employment of a Participant who is in the employ of the Corporation on a Control Change Date is terminated (for reasons other than death, Retirement, Disability, or as a result of acts of dishonesty, embezzlement from the Corporation, fraud, or conviction of pleading guilty to a felony) before the end of the period commencing on the Control Change Date and ending on the third anniversary of such date, and whether or not he is a Participant at such time, he shall be fully vested in a benefit payable under Article III as of the date his employment is terminated.



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                          American Filtrona Corporation
                            Supplemental Benefit Plan
                As Amended and Restated Effective January 1, 1994



5.04.        REEMPLOYMENT

             A Participant who ceases to be an employee of the Corporation and who is subsequently reemployed by the Corporation shall not accrue any additional benefits on account of such later service for periods in which he is not a Participant.



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                          American Filtrona Corporation
                            Supplemental Benefit Plan
                As Amended and Restated Effective January 1, 1994



                                   ARTICLE VI

                 TERMINATION, AMENDMENT OR MODIFICATION OF PLAN


6.01.        AMENDMENT OR TERMINATION

             Except as otherwise specifically provided, the Corporation reserves the right to terminate, amend or modify this Plan, wholly or partially, at any time and from time to time. Such right to terminate, amend or modify the Plan shall be exercised by the Board. The Board may delegate to the Executive Compensation Committee all or part of its authority to amend or terminate the Plan. Notwithstanding the preceding, with respect to an affected Participant, the Plan and Plan section 5.03 may not be amended, modified or terminated after a Control Change Date before the end of the period specified in that section unless the affected Participant agrees to such amendment, modification or termination in writing.

6.02.        NOTICE REQUIREMENT

             (a) Plan section 6.01 notwithstanding, no action to terminate the Plan shall be taken except upon written notice to each Participant to be affected thereby, which notice shall be given not less than thirty (30) days prior to such action.

             (b) Any notice which shall be or may be given under the Plan shall be in writing and shall be mailed by United States mail, postage prepaid. If notice is to be given to the Corporation such notice shall be addressed to it at Post Office Box 31640, Richmond, Virginia 23294; addressed to the attention of the Corporate Secretary. If notice is to be given to a Participant, such notice shall be addressed to the Participant's last known address.

6.03.        LIMITATION ON AMENDMENT, TERMINATION, ETC.

             The rights of the Corporation set forth in Plan section 6.01 are subject to the condition that the Board or its delegate shall take no action to terminate the Plan or decrease the benefit that would become payable or is payable, as the case may be, with respect to a Participant who has become eligible for early, normal or postponed retirement under the Retirement Plan. Until such time, however, the Committee shall have the right to amend Exhibit I to decrease the benefit that would become payable or is payable under Exhibit I.



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                          American Filtrona Corporation
                            Supplemental Benefit Plan
                As Amended and Restated Effective January 1, 1994



6.04.        EFFECT OF PLAN TERMINATION

             Except as provided in Plan sections 5.03, 6.01 and 6.03, upon the termination of this Plan by the Board, the Plan shall no longer be of any further force or effect, and neither the Corporation, any Affiliate nor any Participant shall have any further obligation or right under this Plan. Likewise, the rights of any individual who was a Participant and whose designation as a Participant is revoked or rescinded by the Committee shall cease upon such action.



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                          American Filtrona Corporation
                            Supplemental Benefit Plan
                As Amended and Restated Effective January 1, 1994



                                   ARTICLE VII

                          OTHER BENEFITS AND AGREEMENTS


             The benefits provided for a Participant and his Beneficiary under the Plan are in addition to any other benefits available to such Participant under any other plan or program of the Corporation for its employees, and, except as may otherwise be expressly provided for, the Plan shall supplement and shall not supersede, modify or amend any other plan or program of the Corporation in which a Participant is participating.



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                          American Filtrona Corporation
                            Supplemental Benefit Plan
                As Amended and Restated Effective January 1, 1994



                                  ARTICLE VIII

                      RESTRICTIONS ON TRANSFER OF BENEFITS


             No right or benefit under the Plan shall be subject to anticipation, alienation, sale, assignment, pledge, encumbrance or charge, and any attempt to do so shall be void. No right or benefit hereunder shall in any manner be liable for or subject to the debts, contracts, liabilities, or torts of the person entitled to such benefit. If any Participant or Beneficiary under the Plan should become bankrupt or attempt to anticipate, alienate, sell, assign, pledge, encumber or charge any right to a benefit hereunder, then such right or benefit, in the discretion of the Committee, shall cease and terminate, and, in such event, the Committee may hold or apply the same or any part thereof for the benefit of such Participant or Beneficiary, his or her spouse, children, or other dependents, or any of them, in such manner and in such portion as the Committee may deem proper.



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                          American Filtrona Corporation
                            Supplemental Benefit Plan
                As Amended and Restated Effective January 1, 1994



                                   ARTICLE IX

                           ADMINISTRATION OF THE PLAN


9.01.        THE COMMITTEE

             The Plan shall be administered by the Committee. Subject to the provisions of the Plan, the Committee may adopt such rules and regulations as may be necessary to carry out the purposes hereof. The Committee's interpretation and construction of any provision of the Plan shall be final and conclusive.

9.02.        INDEMNIFICATION OF THE COMMITTEE

             The Corporation shall indemnify and save harmless each member of the Committee against any and all expenses and liabilities arising out of membership on the Committee, excepting only expenses and liabilities arising out of a member's own willful misconduct. Expenses against which a member of the Committee shall be indemnified hereunder shall include without limitation, the amount of any settlement or judgment, costs, counsel fees, and related charges reasonably incurred in connection with a claim asserted, or a proceeding brought or settlement thereof. The foregoing right of indemnification shall be in addition to any other rights to which any such member may be entitled.

9.03.        POWERS OF THE COMMITTEE

             In addition to the powers hereinabove specified, the Committee shall have the power to compute and certify the amount and kind of benefits from time to time payable to Participants and their Beneficiaries under the Plan, to authorize all disbursements for such purposes, and to determine whether a Participant is entitled to a benefit under Plan section 3.02.

9.04.        INFORMATION

             To enable the Committee to perform its functions, the Corporation shall supply full and timely information to the Committee on all matters relating to the compensation of all Participants, their retirement, death or other cause for termination of employment, and such other pertinent facts as the Committee may require.



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                          American Filtrona Corporation
                            Supplemental Benefit Plan
                As Amended and Restated Effective January 1, 1994



                                    ARTICLE X

                                  MISCELLANEOUS


10.01.       BINDING NATURE

             The Plan shall be binding upon the Corporation, any participating Affiliates and its successors and assigns; subject to the powers set forth in
Article VI, and upon a Participant, his or her Beneficiary, and either of their assigns, heirs, executors and administrators.

10.02.       GOVERNING LAW

             To the extent not preempted by federal law, the Plan shall be governed and construed under the laws of the Commonwealth of Virginia (including its choice of law rules, except to the extent those rules would require the application of the law of a state other than Virginia) as in effect at the time of their adoption and execution, respectively.

10.03.       USE OF MASCULINE AND FEMININE; SINGULAR AND PLURAL

             Masculine pronouns wherever used shall include feminine pronouns and the use of the singular shall include the plural.



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                          American Filtrona Corporation
                            Supplemental Benefit Plan
                As Amended and Restated Effective January 1, 1994



                                   ARTICLE XI

                                    ADOPTION


             The Corporation has adopted this Plan pursuant action taken by the Board.

             As evidence of its adoption of the Plan, American Filtrona Corporation has caused this document to be signed by its Vice President-Finance, this 26th day of April, 1994, as amended and restated effective January 1, 1994.


                                             AMERICAN FILTRONA CORPORATION



                                             By:  /s/ JOHN D. BARLOW, JR.



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                          American Filtrona Corporation
                            Supplemental Benefit Plan
                As Amended and Restated Effective January 1, 1994



                                    EXHIBIT I

                               PARTICIPATION LIST



NAME OF PARTICIPANT                                  Amount of Benefit

John D. Barlow, Jr.                                  $ 5,000

John L. Morgan                                       $12,000







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